EXHIBIT 10.1
THIS FORM OF AWARD AGREEMENT IS PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933
R. G. BARRY CORPORATION
2005 LONG-TERM INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT ISSUED TO
ON                                          , 20
R. G. Barry Corporation (“Company”) and its shareholders believe that their business interests are best served by extending to you an opportunity to earn additional compensation based on the growth of the Company’s business. To this end, the Company and its shareholders adopted the R. G. Barry Corporation 2005 Long-Term Incentive Plan (“Plan”) as a means through which you may share in the Company’s success. This is done by granting Awards to directors like you. If you satisfy the conditions described in this Award Agreement and the Plan, your Restricted Stock Units (“RSUs”) will be settled in common shares of the Company (“Stock”).
This Award Agreement describes many features of your RSUs and the conditions you must meet before your RSUs may be settled in Stock. To ensure you fully understand these terms and conditions, you should:
•	Read the Plan and the Plan’s Prospectus carefully to ensure you understand how the Plan works. Capitalized terms not otherwise defined in this Award Agreement will have the same meanings as in the Plan;

•	Read this Award Agreement carefully to ensure you understand the terms and conditions of your RSUs; and

•	Contact at if you have any questions about your RSUs.
Also, no later than                                          , 20                     , you must return a signed copy of the Award Agreement to:

R. G. Barry Corporation
13405 Yarmouth Road N.W.
Pickerington, Ohio 43147
If you do not do this, your RSUs will be forfeited and you will not be entitled to receive anything on account of this Award.
Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), imposes substantial penalties on persons who receive some forms of deferred compensation (see the Plan’s Prospectus for more information about these penalties). We designed your Award Agreement to avoid these penalties. However, because the Internal Revenue Service has not yet issued final rules that fully define the effect of Section 409A, it may be necessary to revise your Award Agreement once those final rules have been issued in order to avoid the Section 409A penalties. As a condition of accepting this Award, you must agree to accept those revisions, without any further consideration, even if those revisions change the terms of your Award and reduce its value or potential value.
Nature of Your Award
Grant Date: Your RSUs were granted on                                          , 20                     .
Number of RSUs: You have been granted                                          RSUs. If you satisfy the terms and conditions described in this Award Agreement and the Plan, the RSUs will be settled in a number of shares of Stock equal to the number of RSUs granted under this Award Agreement. The conditions that you must meet before your RSUs are settled in shares of Stock are discussed below in the section titled “When Your RSUs Will Vest and Be Settled.”
When Your RSUs Will Vest and Be Settled
Restriction Period: Unless the Restriction Period is terminated earlier (see section titled “Effect of Termination”), your RSUs will vest and be settled in shares of Stock                                          , 20                     .
Regardless of the schedule just given, your RSUs may be fully vested if there is a “Business Combination” (as defined in the Plan) and the other terms of this Award Agreement have been met.
Settling Your RSUs
If all applicable conditions have been met, your RSUs will be settled automatically.
Effect of Termination
Termination Because of Death, Disability or Retirement: If your Board service Terminates because of death or Disability (as defined in the Plan), all of your RSUs will be vested. If your Board service Terminates because of Retirement (as defined in the Plan, you will receive a prorated portion of any RSUs that are not vested when your Board service Terminates. The portion you will receive will be the number of RSUs that would have vested at the end of the year in which you Retire multiplied by the number of full months you serve on the Board during that year and divided by 12. The balance of any unvested RSUs will be forfeited.
Termination for Any Reason Other than Death, Disability or Retirement: If your Board service Terminates for any reason other than death, Disability or Retirement, all unvested RSUs will be forfeited.
Other Rules Affecting Your RSUs
Rights During the Restriction Period: Your RSUs may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated. During the Restriction Period, you may not exercise any voting rights associated with the shares of Stock underlying your RSUs. You also will not be entitled to any dividends or other distributions otherwise payable with respect to the shares of Stock underlying your RSUs.
Beneficiary Designation: You may name a Beneficiary or Beneficiaries to receive any vested RSUs that are settled after you die by completing the attached Beneficiary Designation Form and by following the rules described in the form. The Beneficiary Designation Form need not be completed now and is not required as a condition of receiving your Restricted Stock Units. If you die without completing a Beneficiary Designation Form or if you do not complete the form correctly, your Beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.
Tax Withholding: The Company will not withhold any taxes when your RSUs vest; payment of these taxes is solely your responsibility.
Governing Law: This Award Agreement will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the United States and of the State of Ohio.
Other Agreements: Your RSUs will be subject to the terms of any other written agreements between you and the Company to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.
Adjustments to Your RSUs: Subject to Section 4.03 of the Plan, your RSUs will be adjusted, if appropriate, to reflect any change to the Company’s capital structure (e.g., the number of RSUs will be adjusted to reflect a stock split).
Other Rules: Your RSUs are subject to additional rules described in the Plan and in the Plan’s Prospectus. You should read both of these documents carefully to ensure you fully understand all the terms and conditions of this Award. In the event of a conflict between any term or condition in the Plan’s Prospectus or this Award Agreement and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. In the event of a conflict between any term or condition in the Plan’s Prospectus and a term or provision in this Award Agreement, the applicable terms and provisions of this Award Agreement will govern and prevail.
Tax Treatment of Your RSUs
The federal income tax treatment of your RSUs is discussed in the Plan’s Prospectus.
*****
Your Acknowledgment of Award Conditions
Note: You must sign and return a copy of this Award Agreement to                                          at the address given below no later than                                          , 20                     .
By signing below, you acknowledge and agree that:
•	A copy of the Plan has been made available to you;

•	You have received a copy of the Plan’s Prospectus;

•	You understand and accept the conditions placed on your Award and understand what you must do to earn your Award;

•	You will consent (in your own behalf and in behalf of your Beneficiaries and without any further consideration) to any change to your Award or this Award Agreement to avoid penalties under Section 409A of the Internal Revenue Code of 1986, as amended, even if those changes affect the terms of your Award and reduce its value or potential value; and

•	If you do not return a signed copy of this Award Agreement to the address shown

below not later than                                          , 20                     , your Award will be forfeited and you will not be entitled to receive anything on account of this Award.

R. G. BARRY CORPORATION

By:

(signature)

Date signed:	Date signed:

A signed copy of this form must be sent to the following address no later than                                          , 20                     :

R. G. Barry Corporation
13405 Yarmouth Road N.W.
Pickerington, Ohio 43147
After the Award Agreement is received, the Committee will acknowledge receipt of your signed Award Agreement.
*****
Committee’s Acknowledgment of Receipt
A signed copy of this Award Agreement was received on                                         .

By:

                                         :
                     Has complied with the conditions imposed on the grant and the Award, and the Award remains in effect; or
                     Has not complied with the conditions imposed on the grant and the Award, and the Award is forfeited because

.

describe deficiency

[insert name of committee]

By:

Date:

Note: Send a copy of this completed form to                                          and keep a copy as part of the Plan’s permanent records.

R. G. BARRY CORPORATION
2005 LONG-TERM INCENTIVE PLAN
BENEFICIARY DESIGNATION FORM
RELATING TO RESTRICTED STOCK UNITS ISSUED TO
                                          ON                                         , 20
Instructions for Completing This Form
You may use this form to [1] name the person you want to receive any amount, if any, due under the R. G. Barry Corporation 2005 Long-Term Incentive Plan after your death or [2] change the person who will receive those amounts.
There are several things you should know before you complete this form.
First, if you do not elect a Beneficiary, any amount due to you under the Plan when you die will be paid to your surviving spouse or, if you have no surviving spouse, to your estate.
Second, your election will not be effective (and will not be implemented) unless you complete all applicable portions of this form and return it to                                          at the address given below.
Third, all elections will remain in effect until they are changed (or until all death benefits are paid).
Fourth, if you designate your spouse as your Beneficiary but are subsequently divorced from that person (or your marriage is annulled), your Beneficiary designation will be revoked automatically.
Fifth, if you have any questions about this form or if you need additional copies of this form, please contact                                          at                                          or at the address or number given below.
1.00 Designation of Beneficiary
1.01 Primary Beneficiary:
Designate the following persons as my Primary Beneficiary or Beneficiaries to receive any amount due after my death under the terms of the Award Agreement described at the top of this form. This benefit will be paid, in the proportion specified, to:

% to

	(Name)	(Relationship)
Address:

% to

(Name)	(Relationship)

Address:

% to

	(Name)	(Relationship)
Address:

% to

	(Name)	(Relationship)
Address:

1.02 Contingent Beneficiary
If one or more of my Primary Beneficiaries die before I die, I direct that any amount due after my death under the terms of the Award Agreement described at the top of this form:
                      Be paid to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or
                      Be distributed among the following Contingent Beneficiaries:

% to

	(Name)	(Relationship)
Address:

% to

	(Name)	(Relationship)
Address:

% to

	(Name)	(Relationship)
Address:

% to

(Name)	(Relationship)

Address:

*****
Elections made on this form will be effective only after this form is received by and only if it is fully and properly completed and signed.

Date of Birth:

Address:

Sign and return this form to                                           at the address given below.

Date	Signature
Return this signed form to                                          at the following address:

R. G. Barry Corporation
13405 Yarmouth Road N.W.
Pickerington, Ohio 43147

Received on:

By: